STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 11, 2004

Luby's, Inc.
(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-8308	74-1335253

(Commission File Number)	(IRS Employer Identification Number)

2211 Northeast Loop 410 San Antonio, Texas 78217

(Address of principal executive offices, including zip code)

(210) 654-9000	www.lubys.com

(Registrant's telephone number, including area code, and Website)

(Former name, former address and former fiscal year, if changed since last report)

Item 12.

On March 11, 2004, Luby's, Inc. issued a press release announcing its earnings for the second quarter ended February 11, 2004.  A copy of the press release is attached hereto as Exhibit 99.

The information and exhibit furnished under Item 12 of this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUBY'S, INC.
(Registrant)

Date: March 11, 2004	By:	/s/Christopher J. Pappas

Christopher J. Pappas
President and
Chief Executive Officer